UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2018

Pillarstone Capital REIT
(Exact name of registrant as specified in charter)

Maryland	001-15409	39-6594066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 555
Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (832) 810-0100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On December 27, 2018, Pillarstone Capital REIT (the “Company”, “we”, “our” or “us”), through an indirect wholly owned subsidiary, Whitestone Industrial-Office, LLC, a Texas limited liability company, sold a portfolio of three properties in Houston, Texas consisting of Main Park located at 11205 S. Main Street, Dairy Ashford Business Park located at 12654-12674 Goar Road, and Westbelt Plaza located at 1450 W. Sam Houston Parkway North (collectively, the "Portfolio") to HMC Fuller Main Park, LLC, HMC Filler Dairy Ashford, LLC and HMC Fuller Westbelt, LLC, respectively, (collectively, the "Buyer") for $15.8 million in the aggregate (the "Disposition"). The Buyer is an unaffiliated third party. The Company does not have a material relationship with the Buyer, and the Disposition was not an affiliated transaction.

Net proceeds, after customary closing deductions, were used to pay off mortgage debt on the Portfolio, and after the Disposition, the Company repaid $8.0 million of the Company’s $14.5 million loan from Whitestone REIT Operating Partnership, a company affiliated with certain members of Company's management team and Board of Trustees.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information
Set forth in this Item 9.01(b) are the following unaudited pro forma consolidated financial statements illustrating the estimated effect of the Disposition described in Item 2.01 above as if the Disposition had previously occurred on the dates specified below:

•	The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2018 has been prepared as if the Disposition had occurred as of that date.

•
The accompanying Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2018 and the year ended December 31, 2017 have been prepared as if the Disposition occurred as of January 1, 2017.

Pillarstone Capital REIT and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2018
(in thousands, except per share data)

	Pillarstone Capital REIT and Subsidiaries(a)	Pro Forma Adjustments(b)		Pro Forma Total

ASSETS
Real estate assets, at cost
Property	$85,309	$(7,454)		$77,855
Accumulated depreciation	(5,205)	590		(4,615)
Total real estate assets	80,104	(6,864)		73,240
Cash and cash equivalents	988	7,436		8,424
Escrows and utility deposits	2,549	—		2,549
Accrued rents and accounts receivable, net of allowance for doubtful accounts	1,469	(216)		1,253
Receivable due from related party	1,276	—		1,276
Unamortized lease commissions and deferred legal costs, net	1,341	(151)		1,190
Prepaid expenses and other assets	117	(10)		107
Total assets	$87,844	$195		$88,039

LIABILITIES AND EQUITY
Liabilities:
Notes payable	$62,412	$(6,227)	(c)	$56,185
Accounts payable and accrued expenses	3,322	(448)		2,874
Payable due to related party	297	—		297
Convertible notes payable - related parties	198	—		198
Accrued interest payable	226	(17)		209
Tenants' security deposits	1,410	(248)		1,162
Total liabilities	67,865	(6,940)		60,925
Commitments and contingencies	—	—		—
Shareholders' Equity:
Preferred A Shares - $0.01 par value, 1,518,000 authorized: 256,636 Class A cumulative convertible shares issued and outstanding at September 30, 2018 and December 31, 2017, $10.00 per share liquidation preference	3	—		3
Preferred C Shares - $0.01 par value, 300,000 authorized: 244,444 Class C cumulative convertible shares issued and outstanding, $10.00 per share liquidation preference at September 30, 2018 and December 31, 2017	2	—		2
Common Shares - $0.01 par value, 400,000,000 authorized: 443,299 shares issued and 405,169 outstanding at September 30, 2018 and December 31, 2017	4	—		4
Additional paid-in capital	28,147	—		28,147
Accumulated deficit	(27,574)	1,324		(26,250)
Treasury stock, at cost, 38,130 shares	(801)	—		(801)
Total Pillarstone Capital REIT shareholders' (deficit) equity	(219)	1,324		1,105
Noncontrolling interest in subsidiary	20,198	5,811		26,009
Total equity	19,979	7,135		27,114
Total liabilities and equity	$87,844	$195		$88,039

Pillarstone Capital REIT and Subsidiaries

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2018

(a)    Historical financial information derived from the Company's Form 10-Q as of September 30, 2018.

(b)    Represents adjustments to reflect the disposition of the Portfolio. The sales price of the Portfolio was $15.8 million.

(c)    Represents the reduction of debt from paying down $6.2 million of mortgage debt.

Pillarstone Capital REIT and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2018
(in thousands, except share and per share data)

	Pillarstone Capital REIT and Subsidiaries(a)	Pro Forma Adjustments(b)		Pro Forma Total

Property revenues
Rental revenues	$10,768	$(1,143)		$9,625
Other revenues	2,223	(318)		1,905
Total property revenues	12,991	(1,461)		11,530

Property expenses
Property operation and maintenance	3,630	(433)		3,197
Real estate taxes	2,135	(289)		1,846
Total property expenses	5,765	(722)		5,043

Other expenses
General and administrative	578	—		578
Depreciation and amortization	2,612	(287)		2,325
Interest expense	2,051	(176)	(c)	1,875
Total other expense	5,241	(463)		4,778

Income before loss on disposal of assets and income taxes	1,985	(276)		1,709

Loss on disposal of assets	(12)	—		(12)
Provision for income taxes	(67)	9		(58)

Net income	1,906	(267)		1,639

Less: Non-controlling interest in subsidiary	1,842	(218)		1,624

Net income attributable to Common Shareholders	$64	$(49)		$15

Earnings Per Share:
Basic income per Common Share:
Net income available to Common Shareholders	$0.16			$0.04
Diluted income per Common Share:
Net income available to Common Shareholders	$0.02			$0.01

Weighted average number of Common Shares outstanding:
Basic:	405,169			405,169
Diluted:	2,903,219			2,903,219

Pillarstone Capital REIT and Subsidiaries

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2018

(a)    Historical financial information derived from the Company's Form 10-Q for the nine months ended September 30, 2018.

(b)    Amounts represent the historical operations of the Portfolio as reflected in the historical statement of operations of the Company for the nine months ended September 30, 2018.

(c)    Represents the reduction of interest expense from paying down $6.2 million of mortgage debt.

Pillarstone Capital REIT and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017
(in thousands, except share and per share data)

	Pillarstone Capital REIT and Subsidiaries(a)	Pro Forma Adjustments(b)		Pro Forma Total

Property revenues
Rental revenues	$14,218	$(1,250)		$12,968
Other revenues	2,550	(364)		2,186
Total property revenues	16,768	(1,614)		15,154

Property expenses
Property operation and maintenance	5,029	(487)		4,542
Real estate taxes	2,672	(349)		2,323
Total property expenses	7,701	(836)		6,865

Other expenses
General and administrative	508	—		508
Depreciation and amortization	3,268	(382)		2,886
Interest expense	2,725	(234)	(c)	2,491
Total other expense	6,501	(616)		5,885

Income before loss on disposal of assets and income taxes	2,566	(162)		2,404

Loss on disposal of assets	(31)	9		(22)
Provision for income taxes	(88)	8		(80)

Net income	2,447	(145)		2,302

Less: Non-controlling interest in subsidiary	2,232	(118)		2,114

Net income attributable to Common Shareholders	$215	$(27)		$188

Earnings Per Share:
Basic income per Common Share:
Net income available to Common Shareholders	$0.53			$0.46
Diluted income per Common Share:
Net income available to Common Shareholders	$0.07			$0.06

Weighted average number of Common Shares outstanding:
Basic:	405,169			405,169
Diluted:	2,903,219			2,903,219

Pillarstone Capital REIT and Subsidiaries

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

(a)    Historical financial information derived from the Company's Form 10-K for the year ended December 31,2017.

(b)    Amounts represent the historical operations of the Portfolio as reflected in the historical statement of operations of the Company for the year ended December 31, 2017.

(c)    Represents the reduction of interest expense from paying down $6.2 million of mortgage debt.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILLARSTONE CAPITAL REIT

Date:	January 3, 2019	By: /s/ John J. Dee
Name: John J. Dee Title: Chief Financial Officer and Senior Vice President